UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 15, 2013

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 17, 2013, DXP Enterprises, Inc., issued a press release announcing the passing of Board of Directors member, Kenneth H. Miller on April 14, 2013. Mr. Miller served as Director since 1996 and also served as the Chairman of the Audit Committee of the Board. Additionally, Mr. Miller served as a member of both the Compensation Committee and the Nominating and Governance Committee of the Board. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

99.1	Press Release dated April 17, 2013 announcing passing of Board of Director, Kenneth H. Miller on April 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:  /s/Mac McConnell
           Mac McConnell
           Senior Vice President/Finance and Chief Financial Officer

Dated: April 15, 2013

INDEX TO EXHIBITS

Introductory Note:   The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.                                           Description
99.1                                                      Press Release dated April 17, 2013 regarding passing of board member.